UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

[X]  Filed by the Registrant
[_]  Filed by a Party other than the Registrant

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                         American Spectrum Realty, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------
     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------
     (3) Filing Party:

     -------------------------------------------------------------------------
     (4) Date Filed:

     -------------------------------------------------------------------------

                         AMERICAN SPECTRUM REALTY, INC.
                       7700 Irvine Center Drive, Suite 555
                            Irvine, California 92618



Dear Stockholder:

On behalf of the Board of Directors of American Spectrum Realty, Inc., a Maryland corporation (the "Company"), I cordially invite you to attend the Company's 2002 Annual Meeting of Stockholders, which will be held on Friday, November 15, 2002, at 9:00 a.m., local time, at Sheraton Suites Houston, 2400 West Loop South, Houston, Texas.

The attached Proxy Statement describes in detail the following matters expected to be acted upon at the Annual Meeting: the election of five nominees for director, each of whom is presently a director of the Company; and the ratification of the selection of BDO Seidman, LLP, as the Company's independent auditors. At the Annual Meeting, we will also report on the Company's progress and respond to any questions that you may have about the Company's business.

We sincerely hope that you will be able to attend and participate in the Company's first Annual Meeting of Stockholders. Whether or not you plan to come to the Annual Meeting, however, it is important that your shares be represented and voted at the meeting. You may vote your shares by completing the accompanying proxy card, by a telephone proxy authorization, or by authorizing a proxy electronically via the Internet. Please see the instructions on the accompanying proxy card for details on telephone and electronic proxy voting.

BY RETURNING YOUR PROXY (EITHER BY SIGNING, DATING AND RETURNING THE ACCOMPANYING PAPER PROXY CARD, BY A TELEPHONE PROXY AUTHORIZATION OR BY AUTHORIZING A PROXY ELECTRONICALLY VIA THE INTERNET) YOU AUTHORIZE MANAGEMENT TO REPRESENT YOU AND VOTE YOUR SHARES ACCORDING TO YOUR INSTRUCTIONS. SUBMITTING YOUR PROXY NOW WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE ANNUAL MEETING, BUT WILL ASSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND.


                                                        Sincerely,


                                                    /s/ William J. Carden
                                                        ------------------
                                                        William J. Carden
                                                        Chairman of the Board

Irvine, California
October 15, 2002

                         AMERICAN SPECTRUM REALTY, INC.
                       7700 Irvine Center Drive, Suite 555
                            Irvine, California 92618

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON FRIDAY, NOVEMBER 15, 2002

TO THE STOCKHOLDERS OF AMERICAN SPECTRUM REALTY, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of American Spectrum Realty, Inc., a Maryland corporation (the "Company"), will be held on Friday, November 15, 2002, at 9:00 a.m., local time, at Sheraton Suites Houston, 2400 West Loop South, Houston, Texas 77057.

At the Annual Meeting, stockholders will be asked:

1. To elect five directors to serve until the Company's nex Annual Meeting of Stockholders and until their successors are duly elected and qualify.

2. To ratify the selection of BDO Seidman, LLP, as the Company's independent auditors for the fiscal year ending December 31, 2002.

3. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof and may properly be voted upon.

The Board of Directors of the Company has fixed the close of business on September 20, 2002, as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. Stockholders of record as of the Record Date will be admitted to the Annual Meeting upon presentation of identification. Stockholders who own shares of Common Stock beneficially through a bank, broker or other nominee will be admitted to the Annual Meeting upon presentation of identification and proof of ownership or a valid proxy signed by the record holder. A recent brokerage statement or letters from a bank or broker are examples of proof of ownership. If you own shares of the Company's Common Stock beneficially, you should contact your broker or applicable agent in whose name the shares are registered to obtain a broker's proxy and bring it to the Annual Meeting in order to vote.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE RETURN YOUR PROXY (EITHER BY SIGNING, DATING AND RETURNING THE ACCOMPANYING PAPER PROXY CARD, BY TELEPHONE PROXY AUTHORIZATION, OR BY AUTHORIZING A PROXY ELECTRONICALLY VIA THE INTERNET) AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING.

EVEN IF YOU HAVE SUBMITTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING. PLEASE NOTE, HOWEVER, IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                           Harry A. Mizrahi, Secretary
Irvine, California
October 15, 2002

                         AMERICAN SPECTRUM REALTY, INC.
                       7700 Irvine Center Drive, Suite 555
                            Irvine, California 92618


                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                November 15, 2002

GENERAL

This Proxy Statement is provided to the stockholders of American Spectrum Realty, Inc., a Maryland corporation (the "Company"), in order to solicit proxies, in the form enclosed, for use at the Annual Meeting of Stockholders of the Company to be held on Friday, November 15, 2002, at 9:00 a.m., local time, at Sheraton Suites Houston, 2400 West Loop South, Houston, Texas, and any adjournments or postponements thereof (the "Annual Meeting"). The Board of Directors (the "Board") knows of no matters to come before the Annual Meeting other than those referred to in this Proxy Statement. This Proxy Statement and the enclosed form of proxy are being mailed to stockholders on or about October 15, 2002.

SOLICITATION

This solicitation is made by mail on behalf of the Board of Directors of the Company. Costs of the solicitation will be borne by the Company. Further solicitation of proxies may be made by telephone, telegraph, fax or personal interview by the directors, officers and employees of the Company, who will not receive additional compensation for the solicitation. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to their customers or principals who are the beneficial owners of shares of the Common Stock, par value $.01 per share (the "Common Stock"), of the Company.

VOTING PROCEDURES

Only those holders of Common Stock of record as of the close of business on September 20, 2002 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. Each share of Common Stock entitles its holder to one vote. Cumulative voting of shares of Common Stock is not permitted. A total of 5,536,990 shares of Common Stock were issued and outstanding as of the Record Date.

The presence of the holders of shares representing a majority of the outstanding shares of Common Stock entitled to vote, whether in person or by proxy, is necessary to constitute a quorum to transact business at the Annual Meeting. Abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote on a matter on which the brokers or nominees do not have discretionary power to vote) are treated as present for purposes of determining the existence of a quorum. Directors are elected by a plurality of the votes cast. The ratification of the selection of BDO Seidman, LLP, as the Company's independent auditors for fiscal year ending December 31, 2002, requires a majority of the votes cast at the Annual Meeting. For purposes of the election of directors and ratification of the independent auditors, abstentions will have no effect on the result of the vote. It is expected that brokers will have discretionary power to vote on each of the proposals.

Shares represented by properly executed proxies in the form enclosed that are timely received by Mellon Investor Services, as the Tabulator for the Company, and not revoked will be voted as instructed on the proxy. If instructions are not given on a properly executed and returned proxy, the shares represented thereby will be voted (i) FOR the election of each of the five nominees for director; and (ii) FOR the ratification of the selection of BDO Seidman, LLP, to serve as independent auditors of the Company. If any other matters properly come before the Annual Meeting or any adjournment or postponement thereof, it is the intention of the persons named in the accompanying proxy to vote such proxies in accordance with their discretion. In order to be voted, each proxy must be filed with the Secretary of the Company prior to voting.

REVOCABILITY OF PROXIES

Stockholders may revoke a proxy at any time before the proxy is voted. This may be done by filing a notice of revocation of the proxy with the Secretary of the Company, by filing a later-dated proxy with the Secretary of the Company, or by voting in person at the Annual Meeting.

BACKGROUND

Substantially all of the Company's assets are held through an operating partnership (the "Operating Partnership") in which the Company holds a 1% general partner interest and an 87.4% limited partner interest. Holders of limited partnership units in the Operating Partnership ("OP Units") have the same rights to distributions as holders of the Common Stock and have the right to have their OP Units redeemed by the Operating Partnership and to receive, at the Company's option, in exchange for each OP Unit, either one share of Common Stock or cash equal to the fair market value of one share of Common Stock at the date of exchange.

In October 2001, the Company issued shares of Common Stock and OP Units to various individuals and entities in exchange for certain real property and operating assets (the "Consolidation").

                   PROPOSAL NUMBER ONE--ELECTION OF DIRECTORS

Stockholders will be asked at the Annual Meeting to elect five directors, who will constitute the full Board of Directors. Each elected director will hold office until the next Annual Meeting of Stockholders and until the director's successor is duly elected and qualifies. If any nominee becomes unavailable to serve for any reason, an event the Company does not anticipate, solicited proxies will be voted for the election of the person, if any, designated by the Board to replace that nominee.

Stockholders may withhold authority to vote for either (i) the entire slate of nominated directors by checking the box marked WITHHOLD AS TO ALL on the proxy card, or (ii) for any one or more individual nominees, by checking the box marked FOR ALL EXCEPT on the proxy card and writing the name of individual nominees in the space provided on the proxy card. Instructions on the accompanying proxy card that withhold authority to vote for one or more of the nominees will cause any such nominee to receive fewer votes.

The following five persons have been selected by the Board as nominees for election to the Board of Directors:

                              Timothy R. Brown
                              William J. Carden
                              Lawrence E. Fiedler
                              William W. Geary, Jr.
                              Harry A. Mizrahi

All of the nominees are incumbent directors. The Board knows of no reason why any of these nominees would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board may recommend.

REQUIRED VOTE

The affirmative vote of a plurality of the votes cast at the Annual Meeting is required to elect a director.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NAMED NOMINEES.

          BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR MANAGEMENT

DIRECTORS, EXECUTIVE OFFICERS AND SENIOR MANAGEMENT

The following table sets forth certain information concerning the directors, executive officers and senior management of the Company as of August 31, 2002:

                                                                                            APPROXIMATE TIME
           NAME                                POSITION                          AGE             IN OFFICE
--------------------------     -----------------------------------------      ---------    -------------------
William J. Carden              Chairman of the Board,                            58
                                 Chief Executive Officer and President,                       Since 2000
                                 Acting Chief Financial Officer                               Since 2002
Timothy R. Brown               Director                                          56           Since 2000
Lawrence E. Fiedler            Director                                          63           Since 2000
William W. Geary, Jr.          Director                                          59           Since 2000
Harry A. Mizrahi               Director, Chief Operating Officer,                44
                                 Senior Vice President                                        Since 2000
                                 Secretary                                                    Since 2002
Thomas N. Thurber              Senior Vice President                             52           Since 2000
Paul E. Perkins                Senior Vice President                             36           Since 2000
Patricia A. Nooney             Senior Vice President                             45           Since 2000
                                 Treasurer                                                    Since 2002

William J. Carden - Mr. Carden is Chairman of the Board, Chief Executive Officer, President (positions held since the formation of the Company) and Acting Chief Financial Officer (since August 2002) of the Company. Mr. Carden serves as an officer and director of CGS Real Estate Company, Inc. ("CGS") and related companies, positions he has held since 1989. He received his accounting degree from Long Beach State.

Timothy R. Brown - Mr. Brown serves as a director, as chairman of the Company's Audit Committee and as a member of the Company's Compensation Committee. Since 1999, Mr. Brown has been a partner in the law firm of Thompson & Knight LLP. Prior to 1999, Mr. Brown was a partner of Brown Parker & Leahy, L.L.P. for twenty-one years. Mr. Brown also serves as a director of Southwest Bank of Texas, a subsidiary of Southwest Bank of Texas Bancshares. He received his BA from Stanford University and his JD from the University of Texas School of Law.

Lawrence E. Fiedler - Mr. Fiedler serves as a director, as a member of the Company's Audit Committee and as a member of the Company's Compensation Committee. Since 1987, Mr. Fiedler has been the President of JRM Development Enterprises, Inc. and its affiliated companies. These companies have developed, acquired, managed and leased retail, residential and commercial properties throughout the United States. Since 1979, Mr. Fiedler has been an

Adjunct Professor at the New York University Real Estate Institute. Mr. Fiedler received his BS from Syracuse University, an LLB from New York University School of Law and an LLM from New York University School of Law in Taxation. Mr. Fiedler is the President and sole director of a corporation which serves as the general partner of a limited partnership that filed a petition for reorganization under Chapter XI of the Federal Bankruptcy Act in November 2000.

William W. Geary, Jr. - Mr. Geary serves as a director, as a member of the Company's Audit Committee and as a member of the Company's Compensation Committee. Since February 1986, Mr. Geary has been the President of Carlsberg Management Company, a real estate development and management company. Mr. Geary received his BS and MBA from Northwestern University. Mr. Geary holds the designations of Charter Financial Analyst, Certified Property Manager ("CPM"), Specialist in Real Estate Securities ("SRS") and Certified Commercial-Investment Member ("CCIM"). He is a Member of the Los Angeles Society of Security Analysts.

Harry A. Mizrahi - Mr. Mizrahi serves as a director, and is the Chief Operating Officer, Senior Vice President (positions held since the formation of the Company) and Secretary (since August 2002) of the Company. During 1999 and 2000, Mr. Mizrahi headed the New York office of International Property Corporation, an affiliate of the Reichmann Group of Companies. Mr. Mizrahi is an Adjunct Assistant Professor at New York University's Real Estate Institute. From 1994 to 1998, Mr. Mizrahi was a Vice President and Director of Salomon Brothers' and Salomon Smith Barney's Real Estate Investment Banking Groups. From 1981 to 1991, Mr. Mizrahi was employed by Eastdil Realty and became an officer and partner. Mr. Mizrahi received his BA from Northwestern University and an MBA from Columbia University Graduate School of Business and has attended Harvard University Kennedy School of Government.

Thomas N. Thurber - Mr. Thurber is a Senior Vice President of the Company. From August 2000 to August 2002, Mr. Thurber was the Company's Chief Financial Officer and Secretary. From 1995 to October 2001, Mr. Thurber was the Chief Financial Officer of CGS and an officer and director of affiliates of CGS and related companies. Mr. Thurber received his accounting degree from Florida State University. Mr. Thurber is a Certified Public Accountant.

Paul E. Perkins - Mr. Perkins is a Senior Vice President of the Company. From 1994 to October 2001, Mr. Perkins was an officer of CGS and held various officer positions in CGS-affiliated companies. From 1988 to 1992, he was an investment broker with the Seeley Company, a Los Angeles-based commercial real estate brokerage firm. Mr. Perkins received his undergraduate degree in Business and Finance from the University of Southern California and a Master's Degree in Real Estate from New York University.

Patricia A. Nooney - Ms. Nooney is a Senior Vice President (position held since the formation of the Company) and Treasurer (since February 2002) of the Company. From October 1997 to October 2001, Ms. Nooney was the President of the St. Louis office of a CGS affiliate, which did business as Coldwell Banker Commercial American Spectrum. From 1981 to September 1997, Ms. Nooney was an officer of Brooklyn Street Properties, Inc. From 1978 to 1981, Ms.

Nooney was an auditor with Deloitte & Touche. Ms. Nooney received her BA in Business Administration from the University of Miami. Ms. Nooney holds the designations of CPM and CCIM. As of November 2002, Ms. Nooney will serve as the 2003 President of the Institute of Real Estate Management ("IREM").

INFORMATION ON MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board has established and maintained an Audit Committee and in May 2002 designated a Compensation Committee. At present, there is no nominating committee of the Board. From the date of the Consolidation (October 15, 2001) to December 31, 2001 (the "2001 Fiscal Year"), the Board held two regular meetings, at which all members were present. The Audit Committee convened one meeting during the 2001 Fiscal Year, at which all members were present.

AUDIT COMMITTEE

The Audit  Committee is composed of the  non-employee  directors of the Company:
Mr. Brown, Mr. Fiedler and Mr. Geary. Each of the members of the Audit Committee is independent within the meaning of the listing standards of the American Stock Exchange ("AMEX"). In 2002, the Audit Committee held special and regular quarterly meetings throughout the year pursuant to its charter, a copy of which is attached as Appendix A to this Proxy Statement. The Audit Committee has the authority to make recommendations to the Board of an accounting firm to be appointed as the Company's independent auditors, discuss the scope and results of the audit with the independent auditors, review with management and the independent auditors the Company's interim and year-end operating results, consider the adequacy of the Company's internal accounting controls and audit procedures and review non-audit services to be performed by the independent auditors.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is composed of three directors, acts under the written charter adopted and approved by the Board, and is independent, within the meaning of the listing standards of AMEX. The Audit Committee members do not serve as professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent auditors. The Committee assists the Board in its oversight of the Company's financial reporting process and recommends to the Board the selection of independent auditors. The Committee receives information from, consults with, and provides its views and direction to, management and the independent auditors on the basis of the information it receives and the experience of its members in business, financial and accounting matters.

Management has the primary responsibility for the financial statements and the reporting process. The independent auditors are responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles. The Audit Committee reviews the Company's financial reporting process on behalf of the Board.

In this context, the Audit Committee (i) approved the decision to change the independent auditors (see Proposal Number Two-Ratification of Selection of Independent Auditors) and (ii) reviewed and discussed with management and BDO Seidman, the newly appointed independent auditors, the Company's audited financial statements for the 2001 Fiscal Year. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) and has received from the independent auditors the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and discussed with them their independence from the Company and its management. Further, the Audit Committee has considered whether the independent auditors' provision of certain non-audit services, namely tax return preparation, to the Company is compatible with the auditor's independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report filed with the Securities and Exchange Commission on Form 10-K for the 2001 Fiscal Year.

Respectfully submitted,

AUDIT COMMITTEE
Timothy R. Brown
Lawrence E. Fiedler
William W. Geary, Jr.


COMPENSATION COMMITTEE

A compensation committee was not established or maintained by the Board in the 2001 Fiscal Year. All matters related to compensation, employment agreements and stock options were administered by the entire Board. In May 2002, the Board established a compensation committee, composed of the non-employee directors of the Company: Mr. Brown, Mr. Fiedler and Mr. Geary. No member of the Compensation Committee has served as an officer of the Company or any of its subsidiaries. The Compensation Committee has the authority to renew and approve salary arrangements, including grants of annual incentive awards for the Company's directors, officers and other employees, adopt and amend employment agreements for its officers and other employees, and administer the Company's stock plans.

BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

All compensation matters, review of employment agreements and the awarding of shares and options were considered by the full Board. The Board believes that the compensation program for the Company's executive officers ("Executive Officers") should reflect the Company's performance and the value created for the Company's stockholders. The Company commissioned an independent compensation study, looked to surveys and to other publicly available information to ensure that the Company's executive compensation is comparable to that of similarly situated companies within and outside of the real estate industry.

The compensation opportunities for the Executive Officers are intended to attract, motivate and retain talented executives and to ensure continuity and stability of management. As presently in place, the annual compensation program for Executive Officers includes: 1) an annual base salary that is competitive with the market and reflects individual performance, 2) a cash bonus based on the individual's achievement of performance goals and criteria to be established in the discretion of the Compensation Committee, and 3) long-term stock-based incentive awards, such as the restricted stock and options to purchase stock which were granted in the 2001 Fiscal Year. The Company will consider such factors as the specific performance of the Company, the respective Executive Officer and the overall compensation of all of its executives.

Prior to the Consolidation, the management of the Company commissioned a comprehensive study related to board and officer compensation, which was used as a basis to negotiate the terms and provisions of the initial employment agreements for the Executive Officers. The salaries, bonuses and long-term stock-based incentives of the Executive Officers, as set forth in their respective employment agreements (and paid pro rata for the 2001 Fiscal Year), were intended to recognize the contributions of each Executive Officer in connection with the Consolidation transaction, the Company's commencement of operations as a public company and the ongoing obligations of the Executive Officers. During 2001 and 2002, the Company finalized employment agreements with each of Mr. Carden, Mr. Mizrahi, Mr. Thurber, Mr. Perkins and Ms. Nooney.

Respectfully submitted,

BOARD OF DIRECTORS
William J. Carden, Chairman
Timothy R. Brown
Lawrence E. Fiedler
William W. Geary, Jr.
Harry A. Mizrahi


COMPENSATION OF DIRECTORS

Each non-employee director receives $12,000 annually for serving on the Board, $1,000 per meeting attended and $500 for each telephonic meeting in which the director participates, including any committee meetings. A director may elect to receive the fee in cash or in Common Stock valued at its then fair market value. The director is also reimbursed for travel expenses for attending all meetings. Pursuant to the Company's Omnibus Stock Incentive Plan (the "Plan"), each non-employee director was granted an option to purchase 10,000 shares of

Common Stock. The option to purchase 5,000 shares was granted upon the completion of the Consolidation in October 2001, with an exercise price of
$15.00 per share, which was the amount at which shares of Common Stock were valued for purposes of the Consolidation (the "Exchange Value"). The option to purchase the remaining 5,000 shares was granted six months after the Consolidation at an exercise price of $6.79 per share, the fair market value on the date of such grant. As an incentive for continued service, each non-employee director elected at the Annual Meeting of the Stockholders is entitled to an annual option to acquire an additional 5,000 shares of Common Stock. The exercise price will be at the fair market value on the date of the Annual Meeting.

EXECUTIVE COMPENSATION

The following table sets forth, in summary form, the compensation paid by the Company to its Chief Executive Officer and the four other most highly compensated officers of the Company (the "Named Executive Officers") whose total annual salary and bonus equaled or exceeded $100,000 for services rendered to the Company in all capacities for the 2001 Fiscal Year.


                                            SUMMARY COMPENSATION TABLE


                                                                                   LONG TERM COMPENSATION
                                                          ANNUAL          -----------------------------------------
                                                      COMPENSATION                           AWARDS
                                                -------------------------------------------------------------------
                   NAME AND                                                 Restricted            Securities
               PRINCIPAL POSITION                                              Stock              Underlying
               HELD DURING 2001                    Year      Salary        Awards $ (1)         Options # (2)
-------------------------------------------------------------------------------------------------------------------

William J. Carden, Chief Executive Officer         2001       (3)             $ 262,500             12,500
Harry A. Mizrahi, Chief Operating Officer          2001       (4)             $ 525,000             25,000
Thomas N. Thurber, Chief Financial Officer         2001       (5)             $ 525,000             25,000
Paul E. Perkins, Senior Vice President             2001       (6)             $ 150,000              7,500
Patricia A. Nooney, Senior Vice President          2001       (7)             $  30,000              2,250
                                                                          -----------------------------------------

----------
(1) Represents the following numbers of restricted shares granted on October 15, 2001 (the "Grant Date"): Mr. Carden 17,500; Mr. Mizrahi 35,000; Mr. Thurber 35,000; Mr. Perkins 10,000; and Ms. Nooney 2,000. The dollar value is based on $15.00 per share, the Exchange Value. The restricted shares are subject to repurchase by the Company upon termination of the individual's employment for a price of $.01 per share. For Mr. Carden, Mr. Perkins and Ms. Nooney, the repurchase option lapses in four equal installments on the first, second, third and fourth anniversary of the Grant Date. For Mr. Mizrahi, the repurchase option lapses on October 14, 2002. For Mr. Thurber, the repurchase option for 25% of the shares lapsed on September 1, 2002, and the remaining repurchase options will lapse on the first and/or second year anniversary of that date based on a performance-based formula. Recipients of restricted stock paid no consideration to the Company for their shares, have the right to vote their shares, to receive and retain all cash dividends payable to the Company's stockholders and to exercise all other rights, powers and privileges of a stockholder, with the exception that the recipients may not transfer the Common Stock during the restricted period.

(2) The Named Executive Officers were granted options to purchase shares with an exercise price of $15.00 per share, the Exchange Value. For Mr. Carden, Mr. Perkins and Ms. Nooney, 25% of the options vested on the Grant Date and will vest annually thereafter in equal installments. For Mr. Mizrahi, the option fully vested on the Grant Date. For Mr. Thurber, 25% of the options vested on the Grant Date and the remainder will vest on the first and/or second anniversary of September 1, 2002, based on a performance-based formula.

(3) Prior to the Consolidation, Mr. Carden earned $372,083 in compensation paid by CGS and its affiliates. After the Consolidation, Mr. Carden earned $100,417 in compensation and a cash bonus of $100,000 for the 2001 Fiscal Year, which was paid by the Company to Mr. Carden or his affiliated companies.

(4) Prior to the Consolidation, Mr. Mizrahi earned $158,334 in compensation paid by CGS and its affiliates. After the Consolidation, Mr. Mizrahi earned $41,666 in compensation for the 2001 Fiscal Year, which was paid by the Company.

(5) Prior to the Consolidation, Mr. Thurber earned $169,708 in compensation paid by CGS and its affiliates. After the Consolidation, Mr. Thurber earned $57,292 in compensation for the 2001 Fiscal Year, which was paid by the Company.

(6) Prior to the Consolidation, Mr. Perkins earned $67,291 in compensation paid by CGS and its affiliates. After the Consolidation, Mr. Perkins earned $24,375 in compensation for the 2001 Fiscal Year, which was paid by the Company. In addition, the Company paid Mr. Perkins a cash bonus of $100,000.

(7) Prior to the Consolidation, Ms. Nooney earned $114,791 in compensation paid by CGS and its affiliates. After the Consolidation, Ms. Nooney earned $26,875 in compensation for the 2001 Fiscal Year, which was paid by the Company.


                     STOCK OPTION GRANTS IN 2001 FISCAL YEAR

The following table sets forth information regarding stock options granted to the Named Executive Officers. No SARs (stock appreciation rights) were granted by the Company. See Compensation Table above for details of the restricted stock granted.

                                                                                                  POTENTIAL
                                                                                              REALIZED VALUE AT
                                                                                                ASSUMED ANNUAL
                                                                                             RATES OF STOCK PRICE
                                                                                                 APPRECIATION
                                       INDIVIDUAL GRANTS                                       FOR OPTION TERM
--------------------------------------------------------------------------------------    -----------------------
                          NUMBER OF      % OF
                          SECURITIES     TOTAL
                          UNDERLYING     OPTIONS/              EXERCISE
                          OPTIONS/       SARS                  OR BASE
                          SARS           GRANTED IN            PRICE        EXPIRATION
NAME                      GRANTED        FISCAL YEAR (1)       ($/Sh) (2)    DATE  (3)      5% (4)       10% (4)
----------------------    -------------  -----------------     ------------  ----------   ---------    ---------
William J. Carden           12,500         14.3%                 $15.00     10/15/2011     $104,554    $264,960
Harry A. Mizrahi            25,000         28.7%                 $15.00     10/15/2011     $209,107    $529,919
Thomas N. Thurber           25,000         28.7%                 $15.00     10/15/2011     $209,107    $529,919
Paul E. Perkins              7,500         8.6%                  $15.00     10/15/2011     $ 62,732    $158,976
Patricia A. Nooney           2,250         2.6%                  $15.00     10/15/2011     $ 18,820    $ 47,693

------------------------------

(1) Aggregate for all 2001 Fiscal Year option grants.

(2) The exercise price is $15.00, the Exchange Value.

(3) For Mr. Carden, Mr. Perkins and Ms. Nooney, 25% of the options vested on the Grant Date and will vest annually thereafter in equal installments. For Mr. Mizrahi, the option fully vested on the Grant Date. For Mr. Thurber, 25% of the options vested on the Grant Date and the remainder will vest on the first and/or second anniversary of September 1, 2002, based on the performance-based formula.

(4) The amounts disclosed in these columns, which reflect appreciation of the Company's Common Stock price at assumed 5% and 10% rates, as required by the SEC, are not intended to be a forecast of the Company's Common Stock price and are not necessarily indicative of actual values which may be realized by the Named Executive Officers. These assumed rates of 5% and 10% would result in the Company's Common Stock price increasing from $13.30, the closing market price on the first day of trading of the Common Stock, to approximately $21.66 per share and $34.50 per share, respectively.

                 AGGREGATED OPTION EXERCISES IN 2001 FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES


The following table sets forth information regarding each exercise of stock options during the 2001 Fiscal Year by the Named Executive Officers and the fiscal year-end value of unexercised options held by such persons.


                                                                     NUMBER OF
                                                                     SECURITIES              VALUE OF
                                                                     UNDERLYING              UNEXERCISED
                                                                     UNEXERCISED             IN-THE-MONEY
                                                                     OPTIONS/SARS AT         OPTIONS/SARS AT
                                                                      FY-END (#)             FY-END ($)

                        SHARES ACQUIRED                              EXERCISABLE/            EXERCISABLE/
NAME                    ON EXERCISE (#)       VALUE REALIZED ($)     UNEXERCISABLE           UNEXERCISABLE
------------------------------------------------------------------------------------------------------------
William J. Carden            -----                 -----              3,125/9,375             ---/---
Harry A. Mizrahi             -----                 -----                25,000/0              ---/---
Thomas N. Thurber            -----                 -----              6,250/18,750            ---/---
Paul E. Perkins              -----                 -----              1,875/5,625             ---/---
Patricia A. Nooney           -----                 -----               562/1,688              ---/---


EMPLOYMENT AGREEMENTS

The Company has entered into employment agreements with each of Mr. Carden, Mr. Mizrahi, Mr. Thurber, Mr. Perkins and Ms. Nooney. The employment agreements for the Named Executive Officers provide for an annual base salary as follows: Mr. Carden - $482,000, Mr. Mizrahi - $204,500, subject to increase up to $504,500 upon achievement of targets relating to the Company's total assets; Mr. Thurber
- $300,000, Mr. Perkins - $125,000; and Ms. Nooney - $125,000 through January 28, 2002, and increased to $175,000 upon her election as Treasurer of the Company. In addition, all of the employment agreements provide for an annual incentive bonus, payable within 120 days of the fiscal year end, in an amount determined in the sole discretion of the Board.

Shares of restricted stock and stock option grants were awarded to each Named Executive Officer as of the date of the Consolidation: Mr. Carden - 17,500 shares of restricted stock and an option to purchase 12,500 shares; Mr. Mizrahi -35,000 shares of restricted stock and an option to purchase 25,000 shares; Mr. Thurber - 35,000 shares of restricted stock and an option to purchase 25,000 shares; Mr. Perkins - 10,000 shares of restricted stock and an option to purchase 7,500 shares; and for Ms. Nooney - 2,000 shares of restricted stock and an option to purchase 2,250 shares. The exercise price is $15.00, the Exchange Value. In addition, when Ms.

Nooney accepted the position of Treasurer in 2002, she was awarded an additional 10,000 shares of restricted stock.

Options were awarded to each of the Named Executive Officers on the six month anniversary of the Consolidation (the "April Grant") at an exercise price of $6.77 per share, the fair market value on that date. For Mr. Carden - an option to purchase 12,500 shares; for Mr. Mizrahi - an option to purchase 25,000 shares; for Mr. Thurber - an option to purchase 25,000 shares; for Mr. Perkins - an option to purchase 7,500 shares; and for Ms. Nooney - an option to purchase 2,250 shares.

All restricted shares are subject to repurchase by the Company upon termination of the individual's employment for a price of $.01 per share. For Mr. Carden and Mr. Perkins, the repurchase option lapses in four equal installments on the first, second, third and fourth anniversary of the Grant Date. For Mr. Mizrahi, the repurchase option lapses on October 14, 2002. For Mr. Thurber, the repurchase option for 25% of the shares lapsed on September 1, 2002, and the remaining repurchase options will lapse on the first and/or second year anniversary of that date based on a performance-based formula. For the restricted shares granted to Ms. Nooney on the Grant Date, the repurchase option lapses in four equal installments on the first, second, third and fourth anniversary of that date. For the restricted shares granted to Ms. Nooney as of the April Grant, the repurchase option lapses as follows: 50% on the April Grant date and 50% on the sixth month anniversary of that date. For the restricted shares granted to each Named Executive Officer on the Grant Date, the recipients paid no consideration to the Company for their shares. For the shares granted to Ms. Nooney on the April Grant date, Ms. Nooney paid $.01 per share. Recipients of restricted stock have the right to vote their shares, to receive and retain all cash dividends payable to the Company's stockholders and to exercise all other rights, powers and privileges of a stockholder, with the exception that the recipients may not transfer the Common Stock during the restricted period.

In regard to the stock options for Mr. Carden, Mr. Perkins and Ms. Nooney, 25% of the options vested on the Grant Date and will vest annually thereafter in equal installments. For Mr. Mizrahi, the options fully vested on the Grant Date. For Mr. Thurber, 25% of the options vested on the Grant Date and the remainder will vest on the first and/or second anniversary of September 1, 2002, based on the performance-based formula.

STOCK INCENTIVE PLAN

The Board adopted the Omnibus Stock Incentive Plan in July 2001 and believes that the Plan is in the best interests of the Company and will enable it to attract and retain highly qualified executive officers, directors and employees. All of the options described above were granted under the Plan.

The Plan has been administered by the Board of Directors and provides for the granting of options, stock appreciation rights, restricted stock and performance units and shares, as may be determined by the Board. Under the Plan, 720,000 shares of the Company's Common Stock are available for issuance to executive officers, directors or other key employees of the Company. Options to acquire Common Stock are expected to be in the form of incentive and non-qualified stock options and are exercisable for up to ten years following the date of the grant. The Board will set the exercise price of each option, but the Plan requires that the exercise price per share equal or exceed the fair market value of the Company's Common Stock on the grant date. Hereafter, the Compensation Committee will administer the Plan.


                               PERFORMANCE GRAPH

The following graph compares the annual cumulative total stockholder return on the Common Stock from November 20, 2001, the first day the Common Stock was traded on the American Stock Exchange ("AMEX"), through December 31, 2001, to the cumulative total return on the NAREIT Property Index and the Morgan Stanley REIT Index. The graph assumes an investment of $100 in the Common Stock and each of the indices at the close of business on November 20, 2001, the first trading day for the Common Stock, and that all dividends were reinvested. The return shown on the graph is not necessarily indicative of future performance:



[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]


                                [GRAPHIC OMITTED]



                     COMPARE CUMULATIVE TOTAL RETURN
                           AMONG AMERICAN SPECTRUM REALTY,
               PROPERTY INDEX AND MORGAN STANLEY REIT INDEX
                     NOVEMBER 20, 2001 - DECEMBER 31, 2001


                          11/20/01       11/30/01       12/31/01
AMERICAN SPECTRUM REALTY      100.00       50.83      53.38
MORGAN STANLEY REIT INDEX     100.00      101.67     103.69
NAREIT PROPERTY INDEX         100.00      100.53     104.49


                     ASSUMES $100 INVESTED ON NOVEMBER 20, 2001
                           ASSUMES DIVIDEND REINVESTED
                      FISCAL YEAR ENDING DECEMBER 31, 2001

                        SECURITY OWNERSHIP OF MANAGEMENT
                           AND PRINCIPAL STOCKHOLDERS

The following table provides information regarding the beneficial ownership of Common Stock as of August 31, 2002, by (i) each of the Company's directors, (ii) each of the Executive Officers, (iii) all directors and Executive Officers as a group and (iv) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock. This table is based on information provided to the Company or filed with the SEC by the Company's directors, Executive Officers and principal stockholders. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.


                                                    NUMBER OF SHARES          PERCENTAGE OF
                                                           OF                  OUTSTANDING
            NAME OF BENEFICIAL OWNER (1)            COMMON STOCK (2)         COMMON STOCK (3)
           ----------------------------             ----------------         ----------------
Directors and Executive Officers
--------------------------------
William J. Carden (4)                                  1,203,617                 20.0%
Harry A. Mizrahi (5)                                      85,000                  1.5%
Thomas N. Thurber (6)                                     47,500                  *
Paul E. Perkins (7)                                       15,625                  *
Patricia A. Nooney (8)                                    14,313                  *
Timothy R. Brown (9)                                       8,750                  *
Lawrence E. Fiedler (10)                                   8,750                  *
William W. Geary, Jr. (11)                                 3,750                  *
All Directors and Executive Officers as a Group        1,387,305                 22.8%
   (8 persons) (12)

Others
-------
John N. Galardi (13)                                     924,210                 16.2%
Ira J. Gaines (14)                                       312,640                  5.7%


----------------
*Less than 1%

(1) Except as specifically noted in the footnotes below, the address of each of the named beneficial owners is c/o American Spectrum Realty, Inc., 7700 Irvine Center Drive, Suite 555, Irvine, California 92618.

(2) For each beneficial owner, includes Common Stock subject to options or conversion rights exercisable, respectively within 60 days of August 31, 2002. Includes as to Mr. Carden, Mr. Galardi and Ms. Nooney, Common Stock issuable in exchange for OP Units.

(3) The percentage ownership is based on 5,536,990 outstanding shares of Common Stock and shares deemed outstanding pursuant to Rule 13d-3(d)(1) under the Exchange Act.

(4) Includes 17,500 shares of restricted stock, which is subject to repurchase by the Company on termination of Mr. Carden's employment for a price of $.01 per share. The repurchase option lapses in four equal installments on the first, second, third and fourth anniversary of the Grant Date. Includes 729,423 shares of Common Stock and 464,819 shares of Common Stock issuable on exchange of OP Units owned by Mr. Carden and the persons or entities listed as follows: (i) the 17,500 restricted shares referred to above, (ii) 2,600 OP Units owned by Mr. Carden, (iii) 78,406 OP Units owned by trusts for the benefit of Mr. Carden's children, as to which Michael L. Matkins is trustee, (iv) 257,253 shares of Common Stock and 160,266 OP Units owned by Mr. Carden's spouse, (v) 45,529 OP Units owned by a limited partnership controlled by Mr. Carden and (vi) 454,670 shares of Common Stock and 178,018 OP Units owned by companies controlled by Mr. Carden. Certain shares may be deemed to be beneficially owned by Mr. Carden and may also be deemed to be beneficially owned by Mr. Galardi. Mr. Carden disclaims beneficial ownership of the shares and OP Units held by his spouse and trusts for his children. Includes 9,375 shares of Common Stock, which Mr. Carden has the right to acquire upon the exercise of stock options within sixty days of August 31, 2002.

(5) Includes 35,000 shares of restricted stock, which is subject to repurchase by the Company on termination of Mr. Mizrahi's employment for a price of $.01 per share. The repurchase option lapses on October 14, 2002. Also includes 50,000 shares of Common Stock, which Mr. Mizrahi has the right to acquire upon the exercise of stock options at any time.

(6) Includes 35,000 shares of restricted stock, which is subject to repurchase by the Company on termination of Mr. Thurber's employment for a price of $.01 per share. The repurchase option for 25% of the shares lapsed on September 1, 2002, and the remaining repurchase options will lapse on the first and/or second anniversary of that date based on a performance-based formula. Also includes 12,500 shares of Common Stock, which Mr. Thurber has the right to acquire upon the exercise of stock options within sixty days of August 31, 2002.

(7) Includes 10,000 shares of restricted stock, which is subject to repurchase by the Company on termination of Mr. Perkins' employment for a price of $.01 per share. The repurchase option lapses in four equal installments on the first, second, third and fourth anniversary of the Grant Date. Also includes 5,625 shares of Common Stock, which Mr. Perkins has the right to acquire upon the exercise of stock options within sixty days of August 31, 2002.

(8) Includes 12,000 shares of restricted stock, which is subject to repurchase by the Company on termination of Ms. Nooney's employment for a price of $.01 per share. For 2,000 of the restricted shares granted, the repurchase option lapses in four equal installments on the first, second, third and fourth anniversary of the Grant Date. For 10,000 of the restricted shares granted, the repurchase option lapses as follows: 50% on the April Grant date and 50% on the sixth month anniversary of that date. Includes 626 OP Units owned by Ms. Nooney's spouse.

Ms. Nooney disclaims beneficial ownership of the OP Units owned by her spouse. Also includes 1,687 shares of Common Stock, which Ms. Nooney has the right to acquire upon the exercise of stock options within sixty days of August 31, 2002.

(9) Mr. Brown's address is 333 Clay Street, Suite 3300, Houston, Texas 77002. Includes 5,000 shares of Common Stock held in an IRA, reported as indirectly beneficially owned by Mr. Brown, and 3,750 shares of Common Stock, which Mr. Brown has the right to acquire upon the exercise of stock options within sixty days of August 31, 2002.

(10) Mr. Fiedler's address is 156 West 56th Street, Suite 1101, New York, New York 10019. Includes 5,000 shares of Common Stock held in trust, of which Mr. Fiedler is the trustee, and 3,750 shares of Common Stock, which Mr. Fiedler has the right to acquire upon the exercise of stock options within sixty days of August 31, 2002.

(11) Mr. Geary's address is 6171 West Century Boulevard, Suite 100, Los Angeles, California 90045. Includes 3,750 shares of Common Stock, which Mr. Geary has the right to acquire upon the exercise of stock options within sixty days of August 31, 2002.

(12) Includes 109,500 restricted shares, which are subject to repurchase by the Company on termination of employment of the Executive Officers for a price of $.01 per share. The expiration of the repurchase options is described in the individual footnotes. Includes (i) 2,600 OP Units owned by Mr. Carden, (ii) 78,406 OP Units owned by trusts for the benefit of Mr. Carden's children, as to which Michael Matkins is trustee, (iii) 257,253 shares of Common Stock and 160,266 OP Units owned by Mr. Carden's spouse, (iv) 45,529 OP Units owned by a limited partnership controlled by Mr. Carden, (v) 454,670 shares of Common Stock and 178,018 OP Units owned by companies controlled by Mr. Carden, (vi) 626 OP Units owned by Ms. Nooney's spouse, (vii) 5,000 shares held in trust, of which Mr. Fiedler is the trustee and (viii) 5,000 shares held in an IRA, indirectly beneficially owned by Mr. Brown. Includes 90,437 shares of Common Stock, which certain Executive Officers and directors have the right to acquire upon the exercise of stock options within sixty days of August 31, 2002.

(13) Mr. Galardi's address is 39590 Highway 82, Aspen, CO 81611. Includes 286,986 shares of Common Stock and 4,536 OP Units owned by Mr. Galardi. Also includes 454,670 shares of Common Stock and 178,018 OP Units owned by companies in which Mr. Galardi owns a significant interest. Certain shares may be deemed to be beneficially owned by Mr. Galardi and may also be deemed to be beneficially owned by Mr. Carden.

(14) Based solely on the Schedule 13D filed November 29, 2001, by Mr. Gaines, his address is 1717 East Morten, Phoenix, AZ 85020, and together with IG Holdings, Inc., Hintzin Capital Group, Paradise Wire Pension Plan and Sunshine Wire Pension Plan (entities controlled solely by Mr. Gaines) he holds 193,671 shares of Common Stock. In addition, Mr. Gaines shares voting and dispositive power over 119,069 shares of Common Stock owned by Baseline Investment, a general partnership, Deuce Investment, a general partnership, and Summit

Venture, a limited partnership. Mr. Gaines is a 50% owner of each of the partnerships referred to.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and persons who own more than 10% of the Company's Common Stock, to file reports of ownership of, and transactions in, the Company's securities with the SEC, the AMEX and the Company. Based solely on the review of copies of such filings received by the Company or any written representations from certain reporting persons, the Company believes that its directors, officers and 10% or more stockholders timely filed all reports required of them during 2001 under Section 16(a).


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As part of the Consolidation, Mr. Carden, members of his family, trusts for the benefit of family members and entities in which Mr. Carden or members of his family had sole or shared control acquired 686,923 shares of Common Stock and 464,819 OP Units.

As part of the Consolidation Mr. Galardi, members of his family, trusts for the benefit of family members and entities in which Mr. Galardi or members of his family had sole or shared control acquired 713,556 shares of Common Stock and 182,554 OP Units.

In connection with the Consolidation, the Company entered into a registration rights agreement with persons issued Common Stock and OP Units in private transactions, including certain of the persons referred to above. Under the registration rights agreement, the Company has agreed to register for resale under the Securities Act of 1933, as amended, Common Stock issued to such persons, or issuable in exchange for OP Units issued to them, after the first anniversary of the Consolidation.

Certain obligations of CGS and the majority-owned affiliates became liabilities of the Company as a result of the Consolidation. These obligations include a distribution payable of approximately $7,883,000 due to the former limited partners of Sierra Pacific Development Fund II in connection with litigation against a subsidiary of CGS relating to secured and unsecured loans, among other matters. This obligation, including additional accrued interest of approximately $186,000, is reflected in accrued and other liabilities in the consolidated financial statements of the Company as of December 31, 2001, and $558,000 as of June 30, 2002.

In addition, related party notes payable totaling $2,802,094 along with other accruals associated with the loans were assumed by the Company. At December 31, 2001, and June 30, 2002 (provided in parenthesis) these consisted of the following:

o $1,600,000 unsecured note and accrued interest of $126,036 ($190,036) payable to Mr. Galardi;

o $1,000,000 secured note with accrued interest and a participating profit liability of $1,207,081 ($1,283,933) payable to a California limited partnership, the general partner of which was an entity controlled by Mr. Carden.

o    $202,094   unsecured  note  ($199,180)  and  accrued  interest  of  $36,543
     ($51,160) payable to Brown Parker & Leahy, L.L.P., a law firm in which Mr. Brown, a director of the Company, was a partner.

Other related party liabilities totaling $2,024,680 in the form of loans and advances were assumed as well. These consisted of a $1,060,852 net indebtedness to a limited partnership, in which Mr. Carden and Mr. Galardi own an aggregate 66% interest; $242,020 owed to CGS; and $721,808 owed to ASJ, Ltd, a Texas limited partnership, which is owned by Mr. Carden, his spouse and trusts for his children. During the first quarter of 2002, the Company made payments totaling $521,808 on its obligation to ASJ, Ltd., reducing the balance due to $200,000 as of June 30, 2002.

The law firm in which Mr. Brown, a director of the Company, is a partner was retained by the Company to render legal services during 2001.

Effective January 1, 2002, the Company acquired a receivable in the amount of $177,000 from a related party in connection with the Company's assumption of an executive suite in an office building owned by the Company. The Company cancelled this receivable by offsetting the amount of the receivable against the amount payable by the Company to an entity owned by the related party.


                      PROPOSAL NUMBER TWO--RATIFICATION OF
                        SELECTION OF INDEPENDENT AUDITORS

In January 2002, the Company advised Arthur Andersen LLP ("Arthur Andersen") that it was considering changing independent auditors. On February 8, 2002, the Company and Arthur Andersen agreed that the client-auditor relationship between the Company and Arthur Andersen had been terminated. On that date, Arthur Andersen advised the Company that it was resigning as the Company's independent auditors. The report of Arthur Andersen on the Company's financial statements for the period from the Company's inception (August 8, 2000) to December 31, 2000, did not contain an adverse opinion, or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report contained an explanatory paragraph regarding the substantial doubt about the Company's ability to continue as a going concern. In addition, Arthur Andersen's report on the financial statements of CGS and its majority-owned affiliates as of December 31, 2000, contained an explanatory paragraph regarding the substantial doubt about CGS's ability to continue as a going concern. The Audit Committee of the Board approved the decision to consider changing independent auditors. During the period from the Company's inception through the end of its most recent fiscal year and subsequent interim periods, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen would have caused it to make reference to such disagreement in its reports.

BDO Seidman, LLP ("BDO Seidman") has served as the Company's independent auditors since February 22, 2002. BDO Seidman issued a report, dated April 10, 2002, on the Company's financial statements for the year ended December 31, 2001, that did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. On the recommendation of the Audit Committee, BDO Seidman has been selected by the Board as the Company's independent auditors for the year ending December 31, 2002. BDO Seidman has advised the Company that it does not have any direct or indirect financial interest in the Company. Representatives of BDO Seidman are expected to attend the Annual Meeting and will be given the opportunity to make a statement if they choose to do so. They will also be available to respond to appropriate questions.

The Board carefully considered BDO Seidman's qualifications and its reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee also considered whether the independent auditors' provision of non-audit services to the Company is compatible with the auditors' independence.

For the 2001 Fiscal Year, the Company paid BDO Seidman the following fees:



                    FINANCIAL INFORMATION
                    SYSTEMS DESIGN AND               ALL OTHER FEES
AUDIT FEES          IMPLEMENTATION FEES              (TAX COMPLIANCE)
----------------------------------------------------------------------
$ 250,000               -0-                             $121,001


Stockholders will be asked at the Annual Meeting to ratify the selection of BDO Seidman. If the stockholders ratify the selection of BDO Seidman, the Board may still, in its discretion, decide to appoint a different independent audit firm, at any time during the year 2002, if it concludes that such a change would be in the best interests of the Company and the stockholders. If the stockholders fail to ratify the selection, the Board will reconsider the retention of the accounting firm.

REQUIRED VOTE

A majority of the votes cast at the Annual Meeting, provided a quorum is present, will be required to ratify the selection of BDO Seidman, LLP, as the Company's independent auditors for the year 2002.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NUMBER TWO.


              ANNUAL REPORT AND FINANCIAL STATEMENTS OF THE COMPANY

Copies of the Company's Annual Report to Stockholders for the 2001 Fiscal Year were mailed to the stockholders previously on April 25, 2001. Additional copies of the Company's Annual Report on Form 10-K filed with the SEC will be furnished to interested stockholders, without charge, upon written request. Exhibits to the Form 10-K will be provided upon written request and payment to the Company of the cost of preparing and distributing those materials. Written requests should be sent to American Spectrum Realty, Inc., One Memorial Drive, Suite 675, St. Louis, Missouri 63102, Attention: Investor Relations.


           STOCKHOLDER PROPOSALS FOR THE COMPANY'S 2003 ANNUAL MEETING

Typically, in order to be considered for inclusion in the Company's proxy materials for an annual meeting, stockholder proposals and nominations that are intended to be presented at that meeting must be received by the Secretary of the Company, in writing, no later than 120 days before the first anniversary from the date that the proxy statement for the prior year's annual meeting was released to the stockholders. However, because the Company anticipates holding the 2003 Annual Meeting in May, which is more than 30 days prior to the first anniversary of the 2002 Annual Meeting, stockholder proposals and nominations must be delivered to the Company within a reasonable time before the Company begins to print and mail its proxy materials for the 2003 Annual Meeting. The Company will notify stockholders of the date by which proposals must be submitted in its Annual Report on Form 10-K.

Stockholder proposals and nominations also must comply with the advance notice and other requirements set forth in the Company's Bylaws to be eligible to be presented at an annual meeting. Typically, any such proposal or nomination must be delivered to the Secretary of the Company at least 90 days and not more than 120 days prior to the first anniversary of the date of mailing of the notice for the 2002 Annual Meeting. Because the Company anticipates holding its 2003 Annual Meeting in May, which is at least 30 days prior to the first anniversary of the 2002 Annual Meeting, to present a proposal or nomination at the 2003 Annual Meeting, the proposal or nomination must be delivered to the Secretary of the Company not more than 120 days before the date of mailing of the notice for the annual meeting and not later than the close of business of the later of (1) the 90th day before the date of mailing of the notice of that Meeting or (2) the tenth day after the day on which a public announcement of the date of the 2003 Annual Meeting is made by the Company.


                                OTHER INFORMATION

Proxy authorizations submitted via the Internet or by telephone must be received by 4:00 p.m. Eastern Standard Time on November 14, 2002. To authorize a proxy by the Internet or by telephone, please see the instructions on the proxy card enclosed with these materials. Costs associated with electronic access, such as from access providers or telephone companies, will be borne by the stockholder.


                       BY ORDER OF THE BOARD OF DIRECTORS

                           Harry A. Mizrahi, Secretary



Irvine, California
OCTOBER 15, 2002

                                   APPENDIX A

                         AMERICAN SPECTRUM REALTY, INC.
                    CHARTER AND POWERS OF THE AUDIT COMMITTEE

     RESOLVED, that the membership of the audit committee shall consist of at least three members of the board of directors, who shall be independent (as defined under the rules of the American Stock Exchange) to the extent required under the rules of the American Stock Exchange and shall serve at the pleasure of the board of directors.

     RESOLVED, that the charter and powers of the Audit Committee of the Board of Directors (the "Audit Committee") shall be:

          o Assisting the Board of Directors in the oversight of the maintenance by management of the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company;

          o Assisting the Board of Directors in the oversight of the establishment and maintenance by management of processes to assure that an adequate system of internal control is functioning within the Company;

          o Assisting the Board of Directors in the oversight of the establishment and maintenance by management of processes to assure compliance by the Company with all applicable laws, regulations and Company policy.

     RESOLVED, that the Audit Committee shall have the following specific powers and duties:

          1. Holding such regular meetings as may be necessary and such special meetings as may be called by the Chairman of the Audit Committee or at the request of the independent accountants;

          2. Reviewing the performance of the independent accountants and making recommendations to the Board of Directors regarding the appointment or termination of the independent accountants;

          3. Ensuring its receipt from the independent accountants of a formal written statement delineating all relationships between the independent accountants and the Company, consistent with Independence Standards Board Standard;

          4. Actively engaging in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and for taking, or recommending that the Board of Directors take, appropriate action to oversee the independence of the outside auditor;

          5.   Evaluating  and,  recommending  to the  Board  of  Directors  the selection and, where appropriate, the replacement of the independent auditors (or nominating independent auditors to be proposed for stockholder approval in any proxy statement), which independent auditors shall ultimately be accountable to the Board of Directors and the Audit Committee;

          6. Conferring with the independent accountants and the internal auditors concerning the scope of their examinations of the books and records of the Company and its subsidiaries; reviewing and approving the independent accountants' annual engagement letter; reviewing and approving the Company's internal annual audit plans and procedures; and authorizing the auditors to perform such supplemental reviews or audits as the Audit Committee may deem desirable;

          7.   Reviewing  with  management,   the  independent  accountants  and
               internal  auditors   significant   risks  and  exposures,   audit
               activities and significant audit findings;

          8. Reviewing the range and cost of audit and non-audit services performed by the independent accountants;

          9. Reviewing the Company's audited annual financial statements and the independent accountants opinion rendered with respect to such financial statements, including reviewing the nature and extent of any significant changes in accounting principles or the application thereof;

          10. Reviewing the adequacy of the Company's systems of internal control;

          11. Obtaining from the independent accountants and internal auditors their recommendations regarding internal controls and other matters relating to the accounting procedures and the books and records of the Company and its subsidiaries and reviewing the correction of controls deemed to be deficient;

          12. Providing an independent, direct communication between the Board of Directors, internal auditors and independent accountants;

          13. Reviewing the programs and policies of the Company designed to ensure compliance with applicable laws and regulations and monitoring the results of these compliance efforts;

          14.  Reporting   through  its  Chairman  to  the  Board  of  Directors
               following the meetings of the Audit Committee;

          15. Reviewing the powers of the Committee annually and reporting and making recommendations to the Board of Directors on these responsibilities;

          16. Conducting or authorizing investigations into any matters within the Audit Committee's scope of responsibilities; and

          17. Considering such other matters in relation to the financial affairs of the Company and its accounts, and in relation to the internal and external audit of the Company as the Audit Committee may, in its discretion. determine to be advisable.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS    Please mark
INDICATED, WILL BE VOTED "FOR" THE PROPOSALS.                  your votes as
                                                               indicated in  |X|
                                                               this example

1.  Election of Directors                            WITHHOLD
    Nominees:                    FOR ALL             AS TO ALL       FOR ALL EXCEPT
                            the nominees listed     the nominees      the nominees
01  Timothy R. Brown           to the left       listed to the left   listed below
02  William J. Carden
03  Lawrence E. Fiedler            |_|                  |_|                |_|
04  William W. Geary, Jr.
05  Harry A. Mizrahi

Withheld for the nominees you list below: (Write that nominee's name in the space provided below.)
_______________________________________________________________     MARK THIS BOX IF
                                                                  YOU PLAN TO ATTEND  |_|
                                                                         THE MEETING

2. Ratification of appointment of BDO Seidman, LLP as Independent Auditors for fiscal year 2002.

                      FOR         AGAINST        ABSTAIN
                      |_|           |_|            |_|

The Proxy holder may vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

Dated:____________________________________________________________________, 2002

________________________________________________________________________________
                                   Signature

________________________________________________________________________________
                           Signature if held jointly

Please sign exactly as your name appears on this Proxy Card. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating such officer's title. Trustees, guardians, executors and administrators should sign in their official capacity giving their full title as such. A partnership should sign in the partnership name by an authorized person, stating such person's title and relationship to the partnership.

--------------------------------------------------------------------------------
                             ^FOLD AND DETACH HERE^

                     Vote by Internet or Telephone or Mail
                         24 Hours a Day, 7 Days a Week

      Internet and telephone voting is available through 4PM Eastern Time the business day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

------------------------------         -----------------------------          ---------------------
           Internet                              Telephone
  http://www.eproxy.com/aqq                    1-800-435-6710                          Mail

Use the Internet to vote your          Use any touch-tone telephone
proxy. Have your proxy card in         to vote your proxy. Have your           Mark, sign and date
hand when you access the web           proxy card in hand when you               your proxy card
site. You will be prompted to    OR    call. You will be prompted to    OR              and
enter your control number,             enter your control number,                return it in the
located in the box below, to           located in the box below, and          enclosed postage-paid
create and submit an                   then follow the directions                    envelope.
electronic ballot.                     given.
------------------------------         -----------------------------          ---------------------

              If you vote your proxy by Internet or by telephone,
                 you do NOT need to mail back your proxy card.

                         AMERICAN SPECTRUM REALTY, INC.

        Proxy Solicited by the Board of Directors for the Annual Meeting of Stockholders to be held on November 15, 2002

      The undersigned stockholder of American Spectrum Realty, Inc. ("American Spectrum") hereby appoints William J. Carden and Harry A. Mizrahi, and each of them individually, with full power of substitution in each of them, attorneys and proxies for the undersigned and authorizes them to represent, with all powers possessed by the undersigned as if personally present at the meeting, and vote all of the shares of common stock of American Spectrum which the undersigned may be entitled, in any capacity, to vote at the Annual Meeting of Stockholders to be held at the Sheraton Suites Houston, 2400 West Loop South, Houston, TX, November 15, 2002, at 9:00 a.m., local time, and at any adjournments or postponements of such meeting, on the proposals listed on the reverse side, and with discretionary authority as to any other matters that may properly come before the meeting, all in accordance with, and as described in, the Notice and accompanying Proxy Statement. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders dated October 15, 2002, and the accompanying Proxy Statement and revokes any proxy previously given with respect to such meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL CAST AS INSTRUCTED ON THE REVERSE SIDE. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NAMED NOMINEES AND FOR PROPOSAL 2 AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

    (Continued and to be signed on reverse side please mark, sign, date and return this proxy using the enclosed envelope.)

--------------------------------------------------------------------------------
                             ^FOLD AND DETACH HERE^